UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 12, 2004

nSTOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12895	95-2094565

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Corte Del Cedro, Carlsbad California	92009

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(760) 683-2500

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

Effective as of November 13, 2004, we closed the sale (the “Stock Sale”) of all of the capital stock that we owned of our telemanagement subsidiary, Stonehouse Technologies, Inc. (“Stonehouse”), to Palo Alto Acquisition Corporation, a Delaware corporation (“Purchaser”) and a subsidiary of Symphony Service Corp., a Delaware corporation (“Purchaser Parent”).  The Stock Sale was made pursuant to the definitive stock purchase agreement dated as of September 15, 2004 (the “Stock Purchase Agreement”) by and among us, Purchaser, Purchaser Parent, and each of the other shareholders of Stonehouse.  A press release issued on November 12, 2004 announcing the closing of the Stock Sale is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The aggregate purchase price that we received upon closing of the Stock Sale was $6,644,636 and was paid as follows:

•	$5,565,216.00 in cash,

•	$626,063.60 in a promissory note with a maturity date that is 12 months after the closing date (the “12-Month Note”), and

•	$453,356.40 in a promissory note with a maturity date that is 36 months after the closing date (the “36-Month Note”)

The principal amount of the 12-Month Note may be reduced by our pro rata share of the amount by which the Working Capital, as defined in the Stock Purchase Agreement, of Stonehouse as of the closing date is less than $800,000.  Stonehouse is required to prepare a statement of Working Capital within 15 days following the closing.  The principal amount of the 36-Month Note may be reduced by our pro rata share of certain indemnification obligations.

Item 9.01	Financial Statements, and Exhibits

	(a)	Financial Statement of Businesses Acquired
Not applicable

	(b)	Pro Forma Financial Information
Attached to this Form 8-K as Annex 1

	(c)	Exhibits
		99.1	Press Release dated November 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nSTOR TECHNOLOGIES, INC.
(Registrant)

Date: November 16, 2004	By:	/s/ Jack Jaiven

Jack Jaiven
Vice President

ANNEX 1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the Stonehouse Disposition.  The statements are derived from, and should be read in conjunction with, our historical financial statements and notes thereto, as presented in our Form 10-Q for the three and nine months ended September 30, 2004.  The unaudited pro forma condensed consolidated balance sheet as of September 30, 2004 assumes the Stonehouse Disposition occurred on September 30, 2004.  The unaudited pro forma condensed consolidated statements of operations for the three and nine months ended September 30, 2004 and 2003 give effect to the Stonehouse Disposition as if it had occurred as of January 1, 2003 (dollars are in thousands, except per share data).  See description of Unaudited Pro Forma Adjustments following the Pro Forma Condensed Consolidated Financial Statements.

The unaudited pro forma financial information is presented for illustrative purposes and is not designed to represent, and does not represent, what the financial position or operating results would have been had the Stonehouse Disposition been completed as of the dates assumed, nor is it intended to project our future financial position or results of operations.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2004

		Pro Forma Adjustments

	Historical	Elimination of Stonehouse (a)		Other		Pro Forma Without Stonehouse

ASSETS
Cash and cash equivalents	$161	$(159)		$4,874	(b)	$4,876
Receivables, net	3,092	(1,741)				1,351
Note receivable	--			672	(b)	626
				(46)	(d)
Inventories	1,768					1,768
Prepaid expenses and other	909	(794)				115

Total current assets	5,930	(2,694)		5,500		8,736

Note receivable, net of discount	--			443	(b)	409
				(34)	(d)
Property and equipment, net	566	(97)				469
Goodwill and other intangible assets, net	8,265	(6,276)				1,989

	$14,761	$(9,067)		$5,909		$11,603

LIABILITIES
Borrowings	$13,772	$(440)	$			$13,332
Accounts payable and other	5,510	(2,638)		(80)	(d)	2,792

Total current liabilities	19,282	(3,078)		(80)		16,124

Stockholders’ deficit	(4,521)	(5,989)		5,989	(b)	(4,521)

	$14,761	$(9,067)		$5,909		$11,603

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Three Months Ended September 30, 2004

		Pro Forma Adjustments

	Historical	Elimination of Stonehouse (a)		Other		Pro Forma Without Stonehouse

Sales	$4,922	$(1,800)	$			$3,122
Cost of sales	2,897	(1,001)				1,896

Gross margin	2,025	(799)		--		1,226

Operating expenses	2,848	(525)				2,323
Depreciation and amortization	167	(107)				60

Total expenses	3,015	(632)		--		2,383

Loss from operations	(990)	167				(1,157)
Impairment of goodwill	(2,619)	(2,619)		--		--
Interest expense, net and other income	(298)	(9)		55	(c)	(234)

Net loss	$(3,907)	$(2,461)		$55		$(1,391)

Basic and diluted net loss per common share	$(.02)					$(.01)

Weighted average number of common shares considered outstanding, basic and diluted	165,097,838					165,097,838

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Nine Months Ended September 30, 2004

		Pro Forma Adjustments

	Historical	Elimination of Stonehouse (a)		Other		Pro Forma Without Stonehouse

Sales	$12,730	$(5,351)	$			$7,379
Cost of sales	8,291	(3,211)				5,080

Gross margin	4,439	(2,140)		--		2,299

Operating expenses	8,457	(1,696)				6,761
Depreciation and amortization	482	(318)				164

Total expenses	8,939	(2,014)		--		6,925

Loss from operations	(4,500)	126				(4,626)
Impairment of goodwill	(2,619)	(2,619)		--		--
Interest expense, net and other income	(726)	(24)		164	(c)	(538)

Net loss	$(7,845)	$(2,517)		$164		$(5,164)

Basic and diluted net loss per common share	$(.05)					$(.03)

Weighted average number of common shares considered outstanding, basic and diluted	165,084,809					165,084,809

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Three Months Ended September 30, 2003

		Pro Forma Adjustments

	Historical	Elimination of Stonehouse (a)		Other	Pro Forma Without Stonehouse

Sales	$3,931	$(1,127)	$		$2,804
Cost of sales	2,585	(511)			2,074

Gross margin	1,346	(616)		--	730

Operating expenses	2,178	(604)			1,574
Depreciation and amortization	128	(99)			29

Total expenses	2,306	(703)		--	1,603

Loss from operations	(960)	87			(873)
Interest expense, net	(178)	4		54	(120)

Net loss	$(1,138)	$91		$54	$(993)

Basic and diluted net per common share	$(.01)				$.01

Weighted average number of common shares considered outstanding, basic and diluted	164,284,703				164,284,703

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Nine Months Ended September 30, 2003

		Pro Forma Adjustments

	Historical	Elimination of Stonehouse (a)		Other	Pro Forma Without Stonehouse

Sales	$9,056	$(3,448)	$		$5,608
Cost of sales	5,682	(1,578)			4,104

Gross margin	3,374	(1,870)		--	1,504

Operating expenses	6,833	(2,276)			4,557
Depreciation and amortization	373	(297)			76

Total expenses	7,206	(2,573)		--	4,633

Loss from operations	(3,832)	703			(3,129)
Discontinued operations				(2,619)	(2,619)
Interest expense, net	(528)	10		171	(347)

Net loss	$(4,360)	$713		$(2,448)	$(6,095)

Basic and diluted net loss per common share	$(.03)				$(.04)

Weighted average number of common shares considered outstanding, basic and diluted	154,130,219				154,130,219

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS:

             NOTE 1.  STONEHOUSE DISPOSITION

The net sales price and the resulting impairment charge to goodwill are set forth as follows (in thousands):

Sales price	$7,250
Less estimated transaction costs (1)	(692)
Less buyout of minority interests (7.25%) (2)	(525)
Less discount on 36-month note (3)	(44)

Net sales price to nStor, after transaction costs	$5,989

Consisting of:
Cash	$4,874
Notes receivable:
Current – due in 12 months	672
Non-current – due in 36 months, net of discount (3)	443

Net sales price to nStor, after transaction costs	5,989

Book value of nStor’s ownership interest in Stonehouse	8,608

Impairment of goodwill	$(2,619)

(1)	Includes legal and accounting fees and a bonus to be paid to Stonehouse’s President based on net proceeds received by nStor as a result of the Stonehouse Disposition.
(2)	Minority interests consist of the President and Chief Operating Officer (5.4%) and a former employee of Stonehouse (1.8%).
(3)	Discount is based on nStor’s incremental borrowing rate of 8%.

             NOTE 2.  PRO FORMA ADJUSTMENTS

The following are descriptions of the pro forma adjustments related to the Stonehouse Disposition, identified as (a) through (c) in the accompanying Pro Forma Condensed Consolidated Balance Sheet and Pro Forma Condensed Consolidated Statements of Operations:

(a)	elimination of Stonehouse’s historical balance sheet and statements of operations
(b)	recording Disposition of Stonehouse
(c)	reduction of historical interest expense; recording interest income from notes receivable and accretion of discount on the non-current note
(d)	record reduction of the 12-Month Note and the 36-Month Note by $46 and $34, respectively, in exchange for $80 of the bonus due to the President of Stonehouse